UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2016

MORNINGSTAR, INC.

(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of incorporation)	000-51280 (Commission File Number)	36-3297908 (I.R.S. Employer Identification No.)

22 West Washington Street Chicago, Illinois (Address of principal executive offices)	60602 (Zip Code)

(312) 696-6000

(Registrant’s telephone number, including area
code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On October 14, 2016, Morningstar, Inc. issued a press release announcing that it has entered into a definitive agreement to acquire PitchBook Data, Inc., a provider of data, research, and technology covering the breadth of the private capital markets, including venture capital, private equity, and mergers and acquisitions.  A copy of the press release is filed as Exhibit 99.1.

Morningstar also published documents with questions and answers and a fact sheet regarding the transaction, copies of which are filed as Exhibits 99.2 and 99.3.

Item 9.01.  Financial Statements and Exhibits.

Include the following information:

(d)       Exhibits:

Exhibit No.	Description

99.1	Press Release issued October 14, 2016.
99.2	Questions and Answers issued October 14, 2016.
99.3	Fact Sheet issued October 14, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORNINGSTAR, INC.

Date: October 14, 2016	By:	/s/ Stéphane Biehler
	Name:	Stéphane Biehler
	Title:	Chief Financial Officer